UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2006

STERIS Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-14643	34-1482024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

STERIS issued a press release yesterday announcing that Laurie Brlas, Senior Vice President and Chief Financial Officer (and principal accounting officer), is leaving the Company effective December 8, 2006 to pursue the senior financial management role at another Company. Mr. Michael J. Tokich, Vice President and Corporate Controller, assumed responsibility as the Company’s principal accounting officer, effective November 27, 2006. Mr. Tokich, age 37, joined the Company in May 2000 as Assistant Corporate Controller and became Corporate Controller in December of 2000. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by STERIS Corporation on November 27, 2006 announcing that Laurie Brlas is leaving the Company to pursue the senior financial management role at another Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By:	/s/ Mark D. McGinley
Mark D. McGinley Senior Vice President, General Counsel and Secretary

Date: November 28, 2006

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release issued by STERIS Corporation on November 27, 2006 announcing that Laurie Brlas is leaving the Company to pursue the senior financial management role at another Company.

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